                                                                    EXHIBIT 10.7

                                   SCHEDULE OF
                               SERIES G EXCHANGES

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NAME                         ADDRESS                            SERIES D PREFERRED SHARES      SERIES G PREFERRED
                                                                         EXCHANGED               SHARES PURCHASED
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Augustine Fund, LP           141 W. Jackson Blvd.                           407                        407
                             Chicago, IL  60604
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Zakeni Limited               Baarterstrasse 73                              200                        200
                             Post Fach 2515
                             Zoug  6302
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Jimmy Dowda                                                                 25                          25
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